LORD ABBETT STOCK APPRECIATION FUND

Supplement dated August 10, 2012
to the Statement of Additional Information dated December 1, 2011

1.	The following row will be added to the table in the subsection titled “Management of the Fund – Officers” beginning on page 3-3 of the Statement of Additional Information (the “SAI”):

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

2.	The following paragraphs and table will replace the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-2 of the SAI:

Portfolio Manager
As stated in the prospectus, the Fund is managed by an experienced portfolio manager responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

F. Thomas O’Halloran heads the Fund’s team. Mr. O’Halloran is primarily responsible for the day-to-day management of the Fund.

The following table indicates for the Fund as of June 30, 2012 (or another date, if indicated): (1) the number of other accounts managed by the portfolio manager who is primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles;and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Net Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stock Appreciation Fund	F. Thomas O’Halloran	7/ $2,703	0/ $0	18/ $691
+ Total net assets are in millions

3.	The following will replace the table in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 5-3 of the SAI:

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Stock Appreciation Fund	F. Thomas O’Halloran*	X
* The amount shown is as of August 6, 2012.

Please retain this document for your future reference.